EXHIBIT 10.(Z)

                               LIMITED WAIVER AND
                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS LIMITED WAIVER AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT") is made and entered into as of the 26th day of May, 2000, by and among RANKIN AUTOMOTIVE GROUP, INC., a Louisiana corporation ("BORROWER"), with its principal place of business at 3838 N. Sam Houston Parkway E., Suite 600, Houston, Texas 77032, the financial institution(s) listed on the signature pages hereof or which may become parties hereto and their respective successors and assigns (each individually a "LENDER" and collectively "LENDERS") and HELLER FINANCIAL, INC., a Delaware corporation (in its individual capacity, "HELLER", and as Agent for itself and the Lenders, the "AGENT"), with offices at 500 West Monroe Street, Chicago, Illinois 60661, for itself as a Lender and as Agent.

                                   RECITALS

      A. Borrower, Agent and Lenders have entered into that certain Loan and Security Agreement (the "ORIGINAL AGREEMENT"), dated as of March 10, 1999, as amended by that certain First Amendment to Loan and Security Agreement, dated as of April 27, 1999, ( the "FIRST AMENDMENT"), and that certain Second Amendment to Loan and Security Agreement, dated as of January 17, 2000 (the "SECOND AMENDMENT", together with the Original Agreement and the First Amendment, the "LOAN AGREEMENT").

      B. Borrower, Agent and Lenders, desire to amend the Loan Agreement, as hereinafter set forth, subject to the terms and conditions set forth herein

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

      Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                         ARTICLE II
                                         AMENDMENT

      2.01 AMENDMENT TO SUBSECTION 2.1(B)(2). Effective as of the date hereof, SUBSECTION 2.1(B)(2) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  "(2) `Borrowing Base' means, as of any date of determination, an amount equal to the sum of (a) 85% of Eligible Accounts PLUS (b) the lesser of (i) $24,000,000, until August 31, 2000, and thereafter, $22,000,000, and (ii) the Applicable Inventory Advance Rate and LESS in each case such reserves as Agent in its reasonable discretion may elect to establish. As used herein, `Applicable Inventory Advance Rate' means as of the date hereof 56% of the net amounts of Eligible Inventory."

      2.02 AMENDMENT TO SUBSECTION 2.2(A). Effective as of the date hereof, SUBSECTION 2.2(A) of the Loan Agreement is hereby amended and restated in its entirely to read as follows:

                  "(A) RATE OF INTEREST. The Loans and all other Obligations shall bear interest from the date such Loans are made or such other Obligations become due to the date paid at a rate per annum equal to
            (i) in the case of Base Rate Loans and Obligations for which no other interest rate is specified, the Base Rate plus the Applicable Base Rate Margin,

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            and (ii) in the case of LIBOR Loans, LIBOR plus the Applicable LIBOR
            Margin (collectively the "Interest Rate"). Notwithstanding any other provision of this Agreement, until a LIBOR Availability Event has occurred, all Loans hereunder shall be Base Rate Loans, PROVIDED however that any LIBOR Loans outstanding as of the Third Amendment Effective Date shall remain LIBOR Loans until the end of the applicable Interest Period, at which time they shall automatically convert to Base Rate Loans. Subject to the provisions of SUBSECTION 2.1(D), Borrower shall designate to Agent whether a Loan shall be a Base Rate Loan or, if available, a LIBOR Rate Loan at the time a Notice of Borrowing is given pursuant to SUBSECTION 2.1(D). Such designation by Borrower may be changed from time to time pursuant to SUBSECTION 2.2(D). If on any day a Loan or a portion of any Loan is outstanding with respect to which notice has not been delivered to Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest or if LIBOR has been specified and no LIBOR quote is available, then for that day that Loan or portion thereof shall bear interest determined by reference to the Base Rate.

                  After the occurrence and during the continuance of an Event of
            Default (i) the Loans and all other Obligations shall, at the option of Requisite Lenders, bear interest at a rate per annum equal to 2% plus the applicable Interest Rate (the "Default Rate"), (ii) each LIBOR Loan shall automatically convert to a Base Rate Loan at the end of any applicable Interest Period and (iii) no Loans may be converted to LIBOR Loans."

      2.03 AMENDMENT TO SUBSECTION 2.2(D). Effective as of the date hereof, the first sentence of SUBSECTION 2.2(D) of the Loan Agreement (and only such sentence) is hereby amended and restated in its entirely to read as follows:

                  "Subject to the provisions of this SUBSECTION 2.2(D), and
            subject to the prior occurrence of a LIBOR Availability Event, Borrower shall have the option to (1) convert at any time all or any part of outstanding Loans equal to $500,000 and integral multiples of $100,000 in excess of that amount from Base Rate Loans to LIBOR Loans or (2) upon the expiration of any Interest Period applicable to a LIBOR Loan, to (a) continue all or any portion of such LIBOR Loan equal to $500,000 and integral multiplies of $100,000 in excess of that amount as a LIBOR Loan or (b) convert all or any portion of such LIBOR Loan to a Base Rate Loan."

      2.04 AMENDMENT TO SUBSECTION 2.3(C). Effective as of the date hereof, SUBSECTION 2.3(C) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                  "(C) PREPAYMENT FEES. If Borrower voluntarily prepays the
            Obligations in full or, in the case of any voluntary prepayment of the Term Loans, in part (other than voluntary prepayments of the Revolving Loan which do not terminate the Revolving Loan Commitment), Borrower, at the time of prepayment, shall pay to Agent for the benefit of Lenders, as compensation for the costs of being prepared to make funds available to Borrower under this Agreement, and not as a penalty, an amount determined by multiplying the percentage set forth below by (1) in the case of a prepayment in full of the Obligations, the sum of the Term Loans at the date of such prepayment plus the amount of the Revolving Loan Commitment, or
            (2) in the case of a prepayment of the Term Loans only, in whole or in part, the amount of such prepayment: 1% upon a prepayment during any Loan Year, provided, however, that no such amount shall be payable (a) with respect to a prepayment made during the fourth or fifth Loan Years, if and only if such prepayment is made from the proceeds of a secondary public offering of the capital stock of Borrower, or (b) with respect to a prepayment of the Term Loans that is a condition to the consummation of a Capital Event approved by Requisite Lenders, unless the Revolving Loan Commitment is terminated in connection therewith."

      2.05 AMENDMENT TO SECTION 4. Effective as of the date hereof, SECTION 4 of the Loan Agreement is hereby amended by inserting the following new SUBSECTION
4.27 at the end thereof:

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
                  "4.27 PRINCIPAL PLACE OF BUSINESS.  Borrower's principal
            place of business is at 3838 N. Sam Houston Parkway E., Suite 600, Houston, Texas 77032."

      2.06. AMENDMENT TO SECTION 5. Effective as of the date hereof, SECTION 5 of the Loan Agreement shall be hereby amended by inserting the following new SUBSECTION 5.10 at the end thereof:

                  "5.10 CRISIS CONSULTANT. Borrower shall engage a crisis
            consultant acceptable to Agent in its reasonable discretion, to advise and consult with the Borrower regarding the operation of the Borrower's cash management and accounts payable systems, and to undertake such other efforts as may be described in the engagement agreement with such consultant (which shall be in scope and on terms and conditions acceptable to Agent in its reasonable discretion), on or before (a) July 15, 2000, if a Letter of Intent has not been obtained by the Borrower on or before June 30, 2000, or (b) August 7, 2000, if a Letter of Intent has been obtained on or before June 30, 2000 but the Capital Event contemplated thereby has not been consummated on or before July 31, 2000. If Borrower fails to retain such consultant as aforesaid, Agent may elect to do so. Borrower agrees to cooperate fully with any such consultant, including meeting with and providing information to any such consultant, and granting such consultant access to Borrower's personnel (whom Borrower shall authorize and instruct to discuss any of Borrower's affairs with such consultant), books, records and accounting and other systems. Borrower consents to Agent and Lenders providing financial and other information of Borrower to any such consultant. Borrower further agrees to pay all fees, costs and expenses in connection with the foregoing."

      2.07 AMENDMENT TO SUBSECTION 10.3. Effective as of the date hereof, SUBSECTION 10.3 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

                  "10.3 NOTICES. Unless otherwise specifically provided herein, all notices shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or United States mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Chicago time or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, two days after delivery to such courier properly addressed; or (d) if by U.S. Mail, four Business Days after depositing in the United States mail, with postage prepaid and properly addressed.

            If to Borrower:       RANKIN AUTOMOTIVE GROUP, INC.
                                    3838 N. Sam Houston Parkway E., Suite 600
                                    Houston, Texas  77032
                                    Attn:  Randall B. Rankin
                                    Telecopy No.:  (281) 618-4040

            With a copy to:       Diana Hudson, Esq.
                                    Mayor, Day, Caldwell & Keeton, LLP
                                    700 Louisiana Street, Suite 900
                                    Houston, Texas  77002
                                    Telecopy No.:  (713) 225-7047

            If to Agent or
              to Heller:          HELLER FINANCIAL, INC.
                                    500 West Monroe
                                    Chicago, Illinois,  60661
                                    Attn: Corporate Finance/ Account Executive for Rankin Automotive
                                    Telecopy No.:  (312) 441-7367

            With a copy to:       HELLER FINANCIAL, INC.
                                    500 West Monroe
                                    Chicago, Illinois  60661
                                    Attn:  Legal Department/Corporate Finance
                                    Telecopy No.:  (312) 441-6876

            If to any Lender: Its address indicated on the signature page hereto, in an Assignment and Assumption Agreement or in a notice to Agent and Borrower or to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this SUBSECTION 10.3.

                  A party may change its address for the receipt of notice, for all purposes set forth in this SUBSECTION 10.3, by providing written notice to all parties to this Agreement in accordance with this SUBSECTION 10.3."

      2.08. AMENDMENTS TO SUBSECTION 11.1. (a) Effective as of the date hereof, SUBSECTION 11.1 of the Loan Agreement is hereby amended by adding the following new definitions thereto, in proper alphabetical order:

                  "`Applicable Base Rate Margin' means, for any Base Rate Loan, the per annum interest rate margin from time to time in effect and payable in addition to the Base Rate, applicable to such Loan (i) as set forth below:
------------------------------------------- ------------------------------------
                                                     APPLICABLE BASE RATE
                     LOAN                                   MARGIN
------------------------------------------- ------------------------------------
              Revolving Loan and
            other Obligations for
                which no other
               interest rate is
                  specified                                  1.00%
------------------------------------------- ------------------------------------
              Term Loan A-1 and                              1.50%
                Term Loan A-2
------------------------------------------- ------------------------------------
                 Term Loan B                                 1.75%
------------------------------------------- ------------------------------------

            Or (ii) with respect to any period for which the ratio of Borrower's Indebtedness to Borrower's Tangible Net Worth (on a consolidated basis) exceeds the ratio set forth below for such period, the applicable percentage set forth below for such Loan:

--------------------------------------------------------------------------------

                                         APPLICABLE BASE RATE MARGIN FOR:
                                   -------------------------------------------
                                 REVOLVING LOAN
                                    AND OTHER
                    MAXIMUM      OBLIGATIONS FOR
                  INDEBTEDNESS   WHICH NO OTHER     TERM LOAN
                  TO TANGIBLE     INTEREST RATE    A-1 AND TERM
     PERIOD      NET WORTH RATIO   IS SPECIFIED      LOAN A-2      TERM LOAN B
     ------      ---------------   ------------      --------      -----------
 June 30, 2000
    through
 July 30, 2000       4.00:1           1.25%           1.75%           2.00%

 July 31, 2000
    through
August 31, 2000      4:00:1           1.50%           2.00%           2.25%

August 31, 2000
 and thereafter      4:00:1           1.75%           2.25%          2.50%"

                  "`Applicable LIBOR Margin' means, for any LIBOR Loan, the per annum interest rate margin from time to time in effect and payable in addition to LIBOR, applicable to such Loan, as set forth below:

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
------------------------------------------- ------------------------------------
                                                       APPLICABLE LIBOR
                     LOAN                                   MARGIN
------------------------------------------- ------------------------------------
              Revolving Loan and
            other Obligations for
                which no other
               interest rate is
                  specified                                  3.00%
------------------------------------------- ------------------------------------
              Term Loan A-1 and                              3.50%
                Term Loan A-2
------------------------------------------- ------------------------------------
                 Term Loan B                                 3.75%"
------------------------------------------- ------------------------------------

            "`Capital Event' means one or more transactions resulting, in the aggregate, in the infusion of not less than $5,000,000 of new capital into Borrower, or the prepayment of not less than $5,000,000 of the Obligations from the proceeds of new Indebtedness issued by Borrower or the sales of assets of Borrower, in any case in form and structure, and on terms and conditions, reasonably acceptable to Agent and Requisite Lenders."

            "`Letter of Intent' means a binding written commitment of a third party (whether in the form of a letter of intent, commitment letter or otherwise) to consummate a Capital Event, in form and substance, and subject to only such qualifications and conditions, reasonably acceptable to Agent and Requisite Lenders."

            "`LIBOR Availability Event' means the ratio of Borrower's Indebtedness to Borrower's Tangible Net Worth (on a consolidated basis) being less than 4.0:1."

            "`Third Amendment Effective Date' shall mean May 26, 2000."

      (b) Effective as of the date hereof, SUBSECTION 11.1 of the Loan Agreement is hereby further amended by deleting from said subsection the definition of "REVOLVING LOAN COMMITMENT" and inserting the following in lieu thereof:

            "`Revolving Loan Commitment' means (a) as to any Lender, the commitment of such Lender to make Revolving Advances pursuant to SUBSECTION 2.1(B), and to purchase participations in Lender Letters of Credit pursuant to SUBSECTION 2.1(H) in the aggregate amount set forth below for such Lender or in the most recent Assignment and Assumption Agreement, if any, executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Advances and to purchase participations in Lender Letters of Credit.

-------------------------------------- -----------------------------------------
              LENDER                         REVOLVING LOAN COMMITMENT
-------------------------------------- -----------------------------------------
      Heller Financial, Inc.                        $16,680,000
-------------------------------------- -----------------------------------------
    Finova Capital Corporation                      $3,330,000
-------------------------------------- -----------------------------------------
       Bank One, Texas N.A.                         $9,990,000
-------------------------------------- -----------------------------------------
              Total                                $30,000,000"
-------------------------------------- -----------------------------------------

      2.09 AMENDMENT TO FINANCIAL COVENANT RIDER. Effective as of the date hereof, the Financial Covenant Rider to the Loan Agreement shall be amended and restated in its entirety to read as set forth on ANNEX I hereto.

                                  ARTICLE III
                             CONDITIONS PRECEDENT

      The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent and each Lender:

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
            (a) Agent and each Lender shall have received the following, in form and substance satisfactory to Agent and each Lender (unless waived or the satisfaction delayed by Agent in writing):

                  (i)   this Amendment, duly executed by Borrower and Lenders;

                  (ii) company general certificate certified by the Secretary or
            Assistant Secretary of Borrower acknowledging (A) that Borrower's Board of Directors met prior to or on the date hereof and at that time adopted, approved, consented to and ratified resolutions which authorize the execution and delivery by such Borrower of this Amendment, and (B) the names of the officers of Borrower authorized to sign this Amendment together with specimen signatures of such officers;

                  (iii) a copy of the resolutions of Borrower authorizing (A)
            the execution, delivery and performance of this Amendment, and (B) the consummation of the transactions contemplated by this Amendment, all certified by the Secretary or Assistant Secretary of such Borrower; and

                  (iv) amendments to the UCC financing statements filed in favor of Agent, reflecting the address of Borrower's current principal place of business, in proper form for filing in the appropriate jurisdictions and duly executed by Borrower; and

                  (v) such additional documents, instruments and information as
            Agent or any Lender or their respective legal counsel may reasonably request.

            (b) The representations and warranties contained herein, in the Loan Agreement, as amended hereby, and in the other Loan Documents, shall be true and correct as of the date hereof, as if made on the date hereof.

            (c) No Default or Event of Default shall have occurred and be continuing which Agent shall not have waived in writing.

            (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, each Lender, and their respective legal counsel.

            (e) Borrower shall have paid to Agent, for the ratable benefit of Lenders, an amendment fee equal to .25% of the sum of (i) the outstanding principal balance of the Term Loans as of the date hereof, PLUS and (ii) the Revolving Loan Commitments of all Lenders (after giving effect to this Amendment), which fee shall be fully earned and nonrefundable upon execution of this Amendment.

                                  ARTICLE IV
                                LIMITED WAIVER

      Upon satisfaction of the terms and conditions in ARTICLE III hereof, Agent and each Lender hereby waive each Event of Default that occurred solely as a result of (i) the violation of the covenants contained in the Financial Covenants Rider for the Fiscal Quarter of the Borrower ended on or about February 25, 2000, or (ii) the violation of the covenants set forth in PARAGRAPHS A and B of the Financial Covenants Rider for the month ended March 31, 2000.

       The Borrower is hereby notified that irrespective of (i) any waivers previously granted by Agent and Lenders regarding the Loan Agreement and the Loan Documents, (ii) any previous failures or delays of Agent and/or Lenders in exercising any right, power or privilege under the Loan Agreement or the Loan Documents, or (iii) any previous failures or delays of Agent and/or Lenders in the monitoring or in the requiring of compliance by the Borrower with the duties, obligations, and agreements of the Borrower in the Loan Agreement and the Loan Documents, hereafter the Borrower will be expected to comply strictly with its duties, obligations and agreements under the Loan Agreement and the Loan Documents.

      Except as expressly provided above, nothing contained in this Amendment or any other communication between Agent and/or Lenders and the Borrower shall be a waiver of any past, present or future violation, default or Event of Default of the Borrower under the Loan Agreement or any Loan Documents. Similarly, Agent and Lenders hereby expressly reserve any rights, privileges and remedies under the Loan Agreement and each Loan Document that Agent and Lenders may have with respect to each violation, default or Event of Default, and any failure by Agent and/or Lenders to exercise any right, privilege or remedy as a result of the violations set forth above shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of Agent and/or Lenders, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Loan Agreement or any Loan Documents, (ii) amend or alter any provision of the Loan Agreement or any Loan Documents or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any rights, privilege or remedy of Agent and/or Lenders under the Loan Agreement or any Loan Documents or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by Agent and/or Lenders to any prior, existing or future violations of the Loan Agreement or any Loan Document.

                                    ARTICLE V
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

      5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Agent and each Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

      5.02 REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Borrower hereby represents and warrants to Agent and each Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents, as amended hereby (including this Amendment), are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date); (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing unless waived in writing by Agent and Lenders (including the waiver set forth herein); and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.

      5.03. ACKNOWLEDGEMENT REGARDING REPORTING REQUIREMENTS. Without limiting the foregoing, Borrower expressly acknowledges that the Reporting Rider to the Loan Agreement requires, among other things, that Borrower deliver its monthly financial statements not later than 30 days after the end of each month (including any month that contains the end of a Fiscal Quarter), along with a Compliance Certificate (all as more particularly described in the Reporting Rider), and Borrower hereby reaffirms its agreement to comply with such requirements. Borrower acknowledges that Lenders are relying on such reaffirmation in agreeing to the amendments and waivers set forth herein.

                                  ARTICLE VI
                           MISCELLANEOUS PROVISIONS

      6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

      6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the other Loan Documents (including this Amendment), and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended (unless the context clearly requires otherwise) so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

      6.03 EXPENSES OF AGENT AND LENDERS. As provided in the Loan Agreement, Borrower agrees to pay on demand; and hereby authorizes and confirms Agent's right to make a Loan under the Loan Agreement to pay when due, all costs and expenses incurred by Agent or any Lender in connection with the preparation, negotiation and execution of this Amendment executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's and any Lender's legal counsel, and all costs and expenses incurred by Agent and each Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Agent's and each Lender's legal counsel.

      6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Agent and each Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent and Lenders.

      6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

      6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

      6.10 FINAL AGREEMENT. THE LOAN AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. NEITHER THE LOAN AGREEMENT AS AMENDED HEREBY NOR THE OTHER LOAN DOCUMENTS, MAY BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND AGENT AND EACH LENDER.

      6.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "INDEBTEDNESS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR ANY LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND EACH LENDER, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW, OR REASONABLY EXPECT HEREAFTER TO, HAVE AGAINST AGENT AND EACH LENDER, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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      IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first written above.

BORROWER:                                   LENDERS:

RANKIN AUTOMOTIVE GROUP, INC.               HELLER FINANCIAL, INC., AS AGENT AND
                                            A LENDER

By:    /S/ RANDALL B. RANKIN                By:    /S/ BARRY S. O'NEALL
Name:      RANDALL B. RANKIN                Name       BARRY S. O'NEALL
Title:     CHAIRMAN, CEO                    Title:     SENIOR VICE PRESIDENT
FEIN:      72-0838383

                                            FINOVA CAPITAL CORPORATION

                                            By:    /S/ GERALD C. WORDELL
                                            Name:      GERALD C. WORDELL
                                            Title:     DIRECTOR, SYNDICATION
                                                       FINANCIAL

                                            BANK ONE, TEXAS, N.A.

                                            By:    /S/  J.V. CARR, JR.
                                            Name:       J.V. CARR, JR.
                                            Title:      FIRST VICE PRESIDENT

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
                                     ANNEX I

                            FINANCIAL COVENANTS RIDER

This Financial Covenants Rider is attached and made a part of that certain Loan and Security Agreement, dated as of March 10th, 1999 and entered into among Borrower, Agent & Lenders, as amended (the "Loan Agreement").

      For purposes of the covenants set forth herein, if Borrower closes its books for any month on a day other than the last day of such month, then such covenants may be tested on the date such books were closed.

      A. TANGIBLE NET WORTH. Borrower shall maintain a Tangible Net Worth of at least the amount set forth below as of the last day of the corresponding month set forth below:


                 MONTH ENDING                    AMOUNT
                 ------------                    ------
                 May 31, 2000                $4,970,000.00
                 June 30, 2000               $5,460,000.00
                 July 31, 2000               $5,960,000.00
                August 31, 2000              $6,370,000.00
              September 30, 2000             $6,650,000.00
               October 31, 2000              $6,900,000.00
               November 30, 2000             $7,090,000.00
               December 31, 2000             $7,250,000.00
               January 31, 2001              $7,465,000.00
               February 28, 2001             $7,675,000.00
          March 31, 2001 and monthly    Increases by $1,000,000
                  thereafter              each fiscal quarter

      B. RATIO OF INDEBTEDNESS TO TANGIBLE NET WORTH. Borrower shall not permit the ratio of (a) Borrower's Indebtedness, on a consolidated basis, to (b) Borrower's Tangible Net Worth (the "Indebtedness to Tangible Net Worth Ratio"), as of the last day of any month set forth below to be greater than the ratio set forth below for such month:


                 MONTH ENDING                    RATIO
                 ------------                    -----
                 May 31, 2000                    6.70:1
                 June 30, 2000                   6.10:1
                 July 31, 2000                   5.45:1
                August 31, 2000                  5.00:1
              September 30, 2000                 4.60:1
               October 31, 2000                  4.40:1
               November 30, 2000                 4.10:1
               December 31, 2000                 4.00:1
               January 31, 2001                  3.90:1
               February 28, 2001                 3.75:1
        March 31, 2001 and monthly       Decreases by .25 each
                thereafter             fiscal quarter, but shall
                                       not be less than 2.00:1

      C. CAPITAL EXPENDITURE LIMITS. The aggregate amount of all Capital Expenditures, Capital Leases with respect to fixed assets of Borrower and its Subsidiaries (which shall be considered to be expended in full on the date such Capital Lease is entered into), excluding the Capital Lease for a new computer system as described in SUBSECTION 7.1(D) of the Loan Agreement, and other contracts with respect to fixed assets initially capitalized on Borrower's or any Subsidiary's balance sheet prepared in accordance with GAAP (which shall be considered to be expended in full on the date such contract is entered into) (excluding, in each case, expenditures for trade-ins and replacement of assets to the extent funded with casualty insurance proceeds) will not exceed $200,000.00 per Fiscal Year. The permitted $200,000.00 for any one Fiscal Year not made in any Fiscal Year may be carried over for one

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year only to the next Fiscal Year provided, however, any carried-over amount will be deemed used only after all otherwise permitted amounts for that Fiscal Year have been used.

      D. FIXED CHARGE COVERAGE. Borrower shall not permit its Fixed Charge Coverage (calculated on a trailing twelve month basis) as of the last day of any month set forth below to be less than the amount set forth below for such month:

                   MONTH ENDING            FIXED CHARGE COVERAGE
                   ------------            ---------------------
                   May 31, 2000                     0.59
                   June 30, 2000                    0.59
                   July 31, 2000                    0.65
                  August 31, 2000                   0.70
                September 30, 2000                  0.75
                 October 31, 2000                   0.80
                 November 30, 2000                  0.80
                 December 31, 2000                  0.90
                 January 31, 2001                   0.99
                 February 28, 2001                  1.10
            March 31, 2001 and monthly     Increases by .05 each
                    thereafter                 fiscal quarter

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